UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                October 11, 2002
                        -------------------------------
                                (Date of Report)

                                October 11, 2002
                        -------------------------------
                        (Date of Earliest Event Reported)


                              PHAR-MOR, INC.
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             (Exact name of registrant as specified in its charter)


         Pennsylvania                      0-27050             25-1466309
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(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation or organization)           Number)            Identification No.)


               20 Federal Plaza West, Youngstown, Ohio  44501-0400
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               (Address of principal executive offices) (Zip Code)

                                 330-746-6641
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              (Registrant's telephone number, including area code)
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ITEM 9.  Regulation FD Disclosure

         As previously reported, on September 24, 2001 Phar-Mor, Inc. (the "Company") filed voluntary petitions for bankruptcy protection, on behalf of itself and its eight operating subsidiaries, under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio (Case Nos. B-01-4-4007 through B-01-4-4015).

         Attached to this report is a copy of the Transmittal of Financial Reports and Certification of Compliance with United States Trustee Operating Requirements for the Period ended September 28, 2002 as filed with the U.S. Bankruptcy Court.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 11, 2002                    PHAR-MOR, INC.


                                              By: /s/ John R. Ficarro
                                                  ------------------------------
                                                  John R. Ficarro
                                                  Senior Vice President and
                                                    Chief Administrative Officer


                                              By: /s/ Martin S. Seekely
                                                  ------------------------------
                                                  Marin S. Seekely
                                                  Vice President and Chief
                                                    Financial Officer


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                                  EXHIBIT INDEX

Exhibit 99.1 Transmittal of Financial Reports and Certification of Compliance with United States Trustee Operating Requirements for the Period Ended September 28, 2002.